Exhibit 10.84
NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of August 3, 2009, is entered into among WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation formerly known as Congress Financial Corporation (Western) (“Agent”), as administrative and collateral agent for the Lenders party to the Loan Agreement (as defined below) from time to time (“Lenders”), WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation formerly known as Congress Financial Corporation (Western), as a Lender (“Wachovia”), and ROCKFORD CORPORATION, an Arizona corporation (“Borrower Agent”).
RECITALS
     A. Agent, Wachovia, Wachovia Bank, National Association, as arranger, Borrower Agent, and Audio Innovations, Inc., an Oklahoma corporation (“AII”) have previously entered into that certain Loan and Security Agreement dated March 29, 2004, as amended by the First Amendment to Loan and Security Agreement and Conditional Default Waiver dated as of June 10, 2004, the Second Amendment to Loan and Security Agreement dated as of December 30, 2004, the Third Amendment to Loan and Security Agreement dated as of August 31, 2005, the Fourth Amendment to Loan and Security Agreement and Consent dated as of March 21, 2006, the Fifth Amendment to Loan and Security Agreement dated as of August 31, 2006, the Sixth Amendment to Loan and Security Agreement dated as of March 7, 2007, the Seventh Amendment to Loan and Security Agreement dated as of November 28, 2007, and the Eighth Amendment to Loan and Security Agreement dated as of July 30, 2008 (the “Loan Agreement”), pursuant to which Wachovia has made certain loans and financial accommodations available to Borrower Agent and AII. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
     B. AII has since dissolved.
     C. Borrower Agent has requested Agent and Wachovia to amend the Loan Agreement in certain respects, and Agent and Wachovia are willing to accommodate such request on the terms and conditions set forth herein.
     D. Borrower Agent is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or Lenders’ rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendments to Loan Agreement.
          (a) Events of Default. Section 10.1(n) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
          “(n) Intentionally Omitted;”
     2. Effectiveness of this Amendment. Agent must have received the following items, in form and content acceptable to Agent, before this Amendment is effective.
          (a) Amendment. This Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.
          (b) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.
          (c) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.
     3. Representations and Warranties. Borrower Agent represents and warrants as follows:
          (a) Authority. Borrower Agent has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower Agent of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
          (b) Enforceability. This Amendment has been duly executed and delivered by Borrower Agent. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower Agent, enforceable against Borrower Agent in accordance with its terms, and is in full force and effect.
          (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
          (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower Agent, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower Agent.

          (e) No Default. No event has occurred and is continuing that constitutes an Event of Default.
     4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.
     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     6. Reference to and Effect on the Financing Agreements.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
          (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower Agent to Agent and Lenders.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.
          (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
     7. Integration. This Amendment and the Loan Agreement as amended, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     8. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

ROCKFORD CORPORATION
By:
Name:
Title:

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as Agent and as a Lender
By:
Name:
Title: